UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Commission File Number: 0-11936
Date of Report (Date of earliest event reported):       March 23, 2006
LAFARGE NORTH AMERICA INC.
Incorporated in Maryland
12950 Worldgate Drive, Suite 500
Herndon, Virginia 20170
(703) 480-3600
I.R.S. Employer Identification No. 58-1290226
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws, Changes in Fiscal Year.
     Effective March 31, 2006, our Board of Directors amended Article I, Section 1.01 of our By-Laws to provide that our annual meeting of stockholders is to be held during the period July l5th to August 14th of each calendar year. Previously, our bylaws required us to hold our annual meeting during the period April 15 to May 14 each calendar year.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          3.1 Bylaws of Lafarge North America Inc. as amended effective March 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAFARGE NORTH AMERICA INC.
By:	/s/ Eric C. Olsen
Eric C. Olsen
Executive Vice President and Chief Financial Officer

Date: March 27, 2006